SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         July 17, 2003

Beverly National Corporation

(Exact name of Registrant as specified in its charter)

A Massachusetts Corporation	33-22224-B	04-2832201
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S.Employer Identification No.)

240 Cabot Street Beverly, Massachusetts		01915
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (978) 922-2l00

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item	5. Other Events

On July 17, 2003, Beverly National Corporation issued the following press release related to earnings and dividend payment.

Item	7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)    Exhibits.

99.1 Press Release dated July 17, 2003

Exhibit Index.

99.1    Press Release dated July 17, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Beverly National Corporation Registrant

Dated: July 17, 2003	By:	/S/ Peter E. Simonsen
Peter E. Simonsen Treasurer, Principal Financial & Accounting Officer